UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule Sec.240.14a-12

Novume Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X]		No fee required

[ ]		Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]		Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

NOVUME SOLUTIONS, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the shareholder meeting to be held on August 9, 2018
DATE:	August 9, 2018
TIME:	10:00 a.m. EDT time
LOCATION:	14420 Albemarle Point Place, Suite 200, Chantilly, VA 20151

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/nvmm and follow the on-screen instructions	EMAIL: proxy@iproxydirect.com Include your Control ID in your email

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, this notice and the company’s annual report on form 10-k are available at: https://www.iproxydirect.com/nvmm

If you want to receive a paper copy of the proxy materials, including the form of proxy, you must request one, otherwise you will not receive a paper or e-mail copy. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before July 27, 2018.

you may enter your voting instructions at https://www.iproxydirect.com/nvmm until 11:59 pm PDT time August 8, 2018.
The purposes of this meeting are as follows:

1. Elect as directors the nominees named in the proxy statement;

2. To ratify the appointment of BD & Company, Inc. as our independent public accountant for the fiscal year ending December 31, 2018;

3. To advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay);

4. To advise us as to whether you prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years (Say-on-Pay Frequency); and

5. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The Board of Directors recommends that you vote ‘FOR’ all proposals above.
Please note - This is not a Proxy Card - you cannot vote by returning this card

NOVUME SOLUTIONS, INC. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT